UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 23, 2004
                Date of Report (Date of earliest event reported)

                        GREEN MOUNTAIN POWER CORPORATION
             (Exact name of registrant as specified in its charter)


                                     VERMONT
                 (State of other jurisdiction of incorporation)


     1-8291     03-0127430
     (Commission File Number)          (IRS Employer Identification Number)


                                 163 ACORN  LANE
                              COLCHESTER, VT 05446
              (Address and zip code of principal executive offices)

                                 (802) 864-5731
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
----     -----------------------------------------------------------------------
Exchange  Act  (17  CFR  240.13e-4(c))
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ITEM  8.01.  OTHER  EVENTS

     On December 23, 2004, Green Mountain Power Corporation (the "Company") received an order from the Vermont Public Service Board ("VPSB") permitting the Company's requested 1.9 percent rate increase to go into effect on January 1, 2005, as scheduled. The 1.9 percent increase is pursuant to a plan previously approved by the VPSB, and will be the first rate increase for Green Mountain Power customers since 2001.

In the same order, the VPSB denied the requests of AARP and International Business Machines Corporation ("IBM") to suspend the effective date of the 1.9% rate increase. The VPSB, however, granted the requests of AARP and IBM to open an investigation into the Company's rate increase, appointed a hearing officer and scheduled a pre-hearing conference in the investigation for January 11, 2005. The rate increase will be in effect during the pendency of the VPSB investigation.

Under Vermont law, five persons adversely affected by a rate change may petition the VPSB to suspend and/or investigate a requested change in rates. AARP and IBM filed such petitions. The VPSB ruled that it is obligated under Vermont law to open an investigation into the reasonableness of the Company's rate increase upon the filing of these petitions. The VPSB also ruled that neither organization had satisfied the requirement that five persons join the petition, but allowed these organizations until January 7, 2005 to amend their petitions to join five persons adversely affected by the rate increase. If AARP or IBM fails to so amend its petition in a timely manner, the VPSB ruled that the petition shall be dismissed. If both AARP and IBM fail to so amend their petitions, the investigation will be terminated.

On December 23, 2004, the Company filed a motion for reconsideration of the VPSB order, arguing that Vermont law does not require the VPSB to open an investigation upon filing of a ratepayer petition, that the VPSB has discretion whether to open such an investigation and that the VPSB should reverse its decision to open an investigation because it decision was based solely on its erroneous conclusion that it was required to do so. The motion for reconsideration is pending. The VPSB has announced that any responses to the Company's motion must be filed by December 29, 2004.


SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                              Registrant
DATED:  December  29,  2004     By:/s/Robert  J.  Griffin
                                -------------------------
Robert  J.  Griffin,  CHIEF  FINANCIAL  OFFICER,  VICE  PRESIDENT  AND TREASURER